UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

SANA BIOTECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39941	83-1381173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

188 East Blaine Street, Suite 350

Seattle, Washington 98102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 701-7914

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SANA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 10, 2026 (the “Effective Date”), Sana Biotechnology, Inc. (the “Company”) entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Mayo Clinic, pursuant to which the Company agreed to sell to Mayo Clinic, and Mayo Clinic agreed to purchase from the Company, (i) 7,507,507 shares (the “Initial Shares”) of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at a price of $3.33 per share (the “Per Share Purchase Price”), for gross proceeds of approximately $25.0 million, and (ii) if elected by Mayo Clinic on or prior to August 31, 2026 (the “Election”), an additional 7,507,507 shares of Common Stock (the “Additional Shares,” and together with the Initial Shares, the “Shares”) at the Per Share Purchase Price, for additional gross proceeds of approximately $25.0 million (collectively, the “Transaction”).

The Shares were offered pursuant to an effective shelf registration statement on Form S-3 (Registration No. 333-293981) (the “Registration Statement”), and a related prospectus and prospectus supplement, each filed with the Securities and Exchange Commission (“SEC”).

The closing of the purchase and sale of the Initial Shares is expected to occur on or about April 15, 2026. If the Election is made, the closing of the purchase and sale of the Additional Shares is expected to occur between the tenth and twentieth business days following Mayo Clinic’s delivery of the Election to the Company, in each case, subject to customary closing conditions. The Company has agreed to use the net proceeds from the Transaction for the development of products upon which an affiliate of Mayo Clinic has the right to receive royalties pursuant to a collaboration and license agreement, dated April 10, 2026, between the Company and such affiliate (the “License Agreement”), including SC451 and certain genetically modified stem-cell derived islet cell products, as set forth in the License Agreement. Pursuant to the Stock Purchase Agreement, Mayo Clinic has agreed not to sell, transfer, or otherwise dispose of any securities of the Company, subject to certain exceptions, until the later of (i) the date that is six months from the closing of the purchase and sale of the Initial Shares, and (ii) if the Election is made, the date that is three months from the closing of the purchase and sale of the Additional Shares. The Company’s cash position of $138.4 million as of December 31, 2025, together with the Company’s anticipated net proceeds of approximately $24.9 million from the closing of the purchase and sale of the Initial Shares, is expected to provide cash sufficient to fund the Company’s operations into 2027.

The representations, warranties, and covenants contained in the Stock Purchase Agreement were made solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Stock Purchase Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Stock Purchase Agreement and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

A copy of the opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the legality of the issuance and sale of the Shares offered in the Transaction is attached as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements, including statements about the Company’s expectations regarding the timing and closing of the purchase and sale of the Shares, the amount and the Company’s use of the net proceeds from the Transaction, and the sufficiency of the Company’s cash to fund its future operations. These forward-looking statements reflect the Company’s views regarding current expectations and projections about future events and conditions and are based on currently available information, including its current expectations, estimates, forecasts and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, and financial needs. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions that are difficult to predict, including uncertainties related to the satisfaction of customary closing conditions related to the Transaction, the risks inherent in drug development such as those associated with the initiation, cost, timing, progress, and results of the Company’s current and future research and development programs, preclinical and clinical trials, economic, market, and social disruptions, uncertainties relating to the assumptions and estimates underlying the Company’s expectations regarding the sufficiency of its cash to fund its future operations, and the Risk Factors identified in the Company’s filings with the SEC, including the Company’s Annual Report on 10-K for the year ended December 31, 2025; therefore, the Company’s actual results could differ materially from those expressed, implied or forecast in any such forward-looking statements. Expressions of future goals and expectations and similar expressions, including “may,” “will,” “should,” “could,” “aims,” “seeks,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” and “continue,” reflecting something other than historical fact are intended to identify forward-looking statements. Unless required by law, the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. However, readers should carefully review the reports and documents the Company files or furnishes from time to time with the SEC, particularly its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit Number	Description
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
10.1	Stock Purchase Agreement by and between the Company and Mayo Clinic, dated as of April 10, 2026
23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sana Biotechnology, Inc.

Date: April 13, 2026	By:	/s/ Aaron M. Grossman
Aaron M. Grossman
Executive Vice President, Chief Legal Officer